UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

LIQUID HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36024	46-3252142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 River Street

Suite 1204

Hoboken, New Jersey 07030

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 293-1836

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)	As previously reported, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Liquid Holdings Group, Inc. (the “Company”), with the assistance of outside legal counsel, has conducted an investigation (the “Investigation”) into certain issues raised by counsel to one of the Company’s stockholders, including allegations about the Company’s former senior management. Based on the Investigation’s findings and upon the recommendation of the Company’s executive officers, on September 10, 2015, the Audit Committee and the Board concluded that the Company’s previously issued unaudited condensed consolidated financial statements as of September 30, 2014 and for the three and nine months ended September 30, 2014 (the “Restatement Periods”) should no longer be relied upon and should be restated (the “Restatement”) due to certain accounting errors. The accounting errors involve the premature recognition of revenue from QuantX Management, LLP (together with its affiliates, “QuantX”) and from other customers of the Company that had received allocations of capital from QuantX (“QuantX-related Customers”) during the quarter ended September 30, 2014, before collectability was reasonably assured, given the significance of the uncertainty of collections from QuantX and QuantX-related Customers that became known to certain members of management during June 2014.

Accordingly, investors should no longer rely upon the Company’s previously filed financial statements and other financial data for the Restatement Periods or any press releases or other communications that relate to that information. The Company intends to present the restated financial statements and other financial data reflecting the Restatement in an amended and restated Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Amended Form 10-Q”).

The Audit Committee, the Board and the Company’s management have discussed the matters disclosed in this Item 4.02(a) of this Current Report on Form 8-K with the Company’s independent registered public accounting firm.

Expected Impact of the Restatement

The Restatement will correct accounting errors impacting the Company’s financial statements and other financial data in the Restatement Periods. The amounts disclosed below reflect the Company’s current expectations relating to the effect of the accounting errors described above on the Restatement Periods. All of these errors will be corrected in the restated financial statements and other financial data to be included in the Amended Form 10-Q. The Company has not yet completed its final determination and review of the items listed below, and therefore the listed amounts are preliminary and subject to change. While the Company expects to report the estimated adjustments described herein, there can be no assurance that the final adjustments will not differ materially from the estimated amounts discussed herein, or that additional errors will not be identified.

Based on its review to date, the Company preliminarily anticipates that the Restatement will result in the estimated adjustments to its unaudited financial statements identified in the tables below:

Condensed Consolidated Balance Sheet (Unaudited)
September 30, 2014

	As Previously Reported	Adjustments	As Restated
Accounts receivable, net	1,492,630	(1,250,614)	242,016
Total current assets	32,080,902	(1,250,614)	30,830,288
Total assets	54,038,089	(1,250,614)	52,787,475
Accumulated deficit	(107,372,985)	(1,250,614)	(108,623,599)
Total stockholders’ equity	52,358,426	(1,250,614)	51,107,812
Total liabilities and stockholders’ equity	54,038,089	(1,250,614)	52,787,475

Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited)

	Three Months Ended September 30, 2014			Nine Months Ended September 30, 2014
	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
Software services revenue	1,485,007	(1,271,265)	213,742	4,308,876	(1,271,265)	3,037,611
Gross profit (loss)	755,387	(1,271,265)	(515,878)	2,376,793	(1,271,265)	1,105,528
Other expenses	574,404	(20,651)	553,753	1,914,678	(20,651)	1,894,027
Total operating expenses	8,678,882	(20,651)	8,658,231	24,747,588	(20,651)	24,726,937
Loss from operations	(7,923,495)	(1,250,614)	(9,174,109)	(22,370,795)	(1,250,614)	(23,621,409)
Loss before income taxes	(8,068,015)	(1,250,614)	(9,318,629)	(22,515,074)	(1,250,614)	(23,765,688)
Net loss	(8,068,015)	(1,250,614)	(9,318,629)	(22,515,074)	(1,250,614)	(23,765,688)
Total comprehensive loss	(8,016,632)	(1,250,614)	(9,267,246)	(22,390,902)	(1,250,614)	(23,641,516)
Basic and diluted loss per share	(0.13)	(0.03)	(0.16)	(0.53)	(0.03)	(0.56)

Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30, 2014
	As Previously Reported	Adjustments	As Restated
Net loss	(22,515,074)	(1,250,614)	(23,765,688)
Other	360,144	(20,651)	339,493
Accounts receivable	(1,163,090)	1,271,265	108,175

The above statements regarding the expected impact of the Restatement constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and the detailed presentation of the Restatement will be included in the Amended Form 10-Q after the Company has completed its work on the Restatement. See “Cautionary Statement Concerning Forward-Looking Statements” below.

Risk Factors

The following risk factors may have a material adverse effect on our business, financial condition and results of operations. The risks discussed below should be considered together with the other risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in its subsequent filings with the Securities and Exchange Commission.

We have a limited number of customers due to our loss of QuantX and all of the customers that had been generated as a result of our prior relationship with QuantX. If we are not successful in attracting new customers and in retaining the customers that we have or obtain, our business will be materially adversely affected and our stock price will decline significantly.

Our current customer base is small. Since our inception, we have been relying significantly on the revenues generated by a single customer, QuantX. For the fiscal year ended December 31, 2013, QuantX represented 72% of our software services revenues. In addition, all related parties, including QuantX, represented 83% of our software services revenues for the fiscal year ended December 31, 2013. We have now lost QuantX as well as the QuantX-related Customers as customers, leaving us with only 14 customers as of September 16, 2015. Because QuantX represented a substantial percentage of our revenues, QuantX’s financial condition, liquidity and results of operations were closely tied to, and significantly impacted, our performance. The loss of QuantX and the QuantX-related Customers as our customers will have a material adverse effect on our expected revenues, in the near term and possibly in the long term, and could result in a significant further reduction in our revenues.

In addition, historically, most of our customers, including QuantX and the QuantX-related Customers, have been sourced through relationships with our founders and their respective affiliated or acquired entities. In order for our business to succeed, we must attract additional customers and retain our existing customers. We cannot assure you that we will be successful in increasing our customer base or in retaining customers. Our ability to attract new customers or retain existing customers may be adversely affected by, among other things, their perception of our financial condition and our ability to continue to operate our business and provide our services in the future. Furthermore, our customers operate in the volatile global financial markets and are influenced by a number of factors outside of their control, including macro and micro financial market conditions, rising interest rates, inflation, the availability of credit, issues with sovereign and large institutional obligors, changes in laws and regulations, terrorism and political unrest or uncertainty, among others. As a result, any one of our customers may go out of business unexpectedly or may become unable to pay for the services that we provide them. In addition, customers may decide to no longer use our products and services for other reasons, many of which may be out of our control.

Our inability to attract new customers, and retain existing customers, would materially and adversely affect our ability to continue to operate our business and could cause our stock price to decline significantly.

If we fail to regain compliance with the requirements for continued listing on The NASDAQ Stock Market LLC, we may be delisted.

Our common stock has been listed on the NASDAQ Capital Market, referred to as the “NASDAQ Capital Market,” operated by The Nasdaq Stock Market LLC, or “NASDAQ”, since July 23, 2015. Prior to that, it had been listed on the NASDAQ Global Market operated by NASDAQ, referred to as the NASDAQ Global Market, since our initial public offering on July 26, 2013. In order to maintain our listing on the NASDAQ Capital Market, we must continue to meet certain continued listing requirements, including the $1.00 per share minimum closing bid price requirement, or the “Minimum Bid Requirement, and the requirement to timely file all required periodic reports with the SEC, referred to as the “Reporting Requirement.” We remain out of compliance with both the Minimum Bid Requirement and the Reporting Requirement as of the date of this filing. If we are unable to regain compliance in a timely manner with all of the listing requirements of the NASDAQ Capital Market, our common stock will be delisted from NASDAQ.

Following any such delisting, our common stock might be traded over-the-counter on the OTC Bulletin Board or in the “pink sheets.” These alternative markets are generally considered to be less efficient than NASDAQ. Many OTC and “pink sheet” stocks trade less frequently and in smaller volumes than securities traded on the NASDAQ markets, which could have a material adverse effect on the liquidity, trading volume and price of our common stock as well as our business, financial condition and results of operations. In addition, if our common stock were to be delisted from the NASDAQ Capital Market, our ability to raise additional capital may be further impaired and we could become subject to the SEC’s penny stock rules. The SEC generally defines “penny stock” as an equity security that has a market price of less than $5.00 per share, subject to certain exceptions. We are not currently subject to the penny stock rules because our common stock qualifies for an exception to the SEC’s penny stock rules for companies that have an equity security that is quoted on a NASDAQ market. If we were delisted from the NASDAQ Capital Market and become subject to the penny stock rules, broker-dealers who sell our common stock would be subject to additional sales practice requirements, and the ability of broker-dealers and our stockholders to sell their shares of our common stock may be more limited.

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements include, among others, statements relating to additional information that may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data in the Restatement Periods and/or additional historical periods; the Company’s ability to file its Amended Form 10-Q, Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015; the Company’s ability to regain compliance with the NASDAQ listing requirements; and the Company’s ability to retain existing customers and obtain new customers. These statements are based on the Company’s beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s subsequent Quarterly Reports on Form 10-Q or other filings with the Securities and Exchange Commission, could harm the Company’s business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Except as required by applicable law, the Company is under no obligation to publicly update or revise any forward-looking statements.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID HOLDINGS GROUP, INC.

Date: September 16, 2015
	By:	/s/ Peter R. Kent
Name: Peter R. Kent
Title: Chief Executive Officer and Chief Financial Officer